Investor Relations Update

Summer 2016







AEGION®

Stronger. Safer. Infrastructure.®





Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 29, 2016 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Fibrwrap®, Tyfo®, Brinderson®, Coating Services™, Schultz™, Underground Solutions®, Fusible PVC® and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Aegion Is...

1

A **SPECIALTY SERVICES** company with a **DIVERSE PORTFOLIO OF INFRASTRUCTURE SOLUTIONS** pursuing attractive opportunities in sustainable municipal, industrial and energy end markets

2

A company with **MARKET LEADING TECHNOLOGIES AND SERVICES** applied with trained field service professionals using industry leading safety programs and high quality processes

3

A global **LEADER THAT SEEKS INNOVATION** - both inside and outside the Company, to protect, strengthen and expand its market leadership position

4

An execution-driven and return-oriented company focused on **DELIVERING SUSTAINABLE GROWTH** and improving return on invested capital



Insituform




Aegion keeps infrastructure working better, safer and longer for customers throughout the world

AEGION

Why Aegion?

THE NEED	OUR PRIMARY MARKETS	WHAT WE DO
The world depends on pipelines	Water Wastewater Oil & Gas Mining	Maintain, rehabilitate and strengthen aging pipelines **BEFORE** disaster strikes
Downstream refining and petrochemical facilities produce important products	Maintenance Services Engineering Turnarounds Construction	Maintain, engineer and construct projects **THAT KEEP** these assets running at peak efficiencies
Commercial and transportation infrastructure drive economic activity	Buildings Bridges Waterfront Structures	Rehabilitate and strengthen structures **TO MEET OR EXCEED** building codes, seismic needs and related structural age concerns

Aegion has unique and differentiated technologies and services

PIPELINES (>70% OF TOTAL REVENUES)

MUNICIPAL WATER/WASTEWATER

MIDSTREAM OIL & GAS

MINING & INDUSTRIAL


TITE LINER®
INTERNAL FIELD JOINT COATING
INTERNAL COATING
EXTERNAL FIELD JOINT COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
FUSIBLE PVC®
CATHODIC PROTECTION
CURED-IN-PLACE PIPE
FIBER-REINFORCED POLYMER

INDUSTRIAL FACILITIES (<25% OF TOTAL REVENUES)

REFINERIES, PETROCHEMICAL, WATER TREATMENT PLANTS


FACILITY MAINTENANCE
CATHODIC PROTECTION
FIBER-REINFORCED POLYMER

COMMERCIAL STRUCTURES (<2% OF REVENUES)

BUILDINGS, BRIDGES, WATERFRONT STRUCTURES


FIBER-REINFORCED POLYMER

AEGION®

Aegion's core competencies

We keep infrastructure working better, safer and longer for customers throughout the world

VERTICALLY INTEGRATED
Design/Engineering
Manufacturing
Product Sales
Installation
Monitoring

INNOVATIVE TECHNOLOGIES
Insituform® CIPP
Tite Liner®
Fusible PVC®
Coating Products
Tyfo®/Fibrwrap®

MOBILE OPERATIONS
Technology Applied
Experienced People
Mobile Teams
Scalable Field Operations
Global Footprint

TURN KEY SOLUTIONS
Repeat Customers
Recurring Revenue
Embedded Relationships

AEGION®

Aegion's success is built on market-leading technologies and services

	INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
BRANDS/NAME RECOGNITION	Insituform® CIPP Tyfo®/Fibrwrap® Fusible PVC®	Corrpro® Bayou® Coating Services™ United Pipeline Systems®	Brinderson® Schultz™
MARKET EXPERTISE	• Insituform® CIPP: A leading technology for 45 years using cured-in-place pipe (CIPP) for the trenchless rehabilitation of water and wastewater pipelines; over 3,200 municipal relationships in North America • Tyfo®/Fibrwrap®: A leading technology for over 20 years using fiber-reinforced polymer materials to strengthen pipelines and other infrastructure; key certifications for use with patent protection • Fusible PVC®: A leading PVC technology with patent protection for the near trenchless rehabilitation of pressure pipelines in North America	• Decades of experience in corrosion prevention, pipeline protection and engineering design in the oil, gas and mining markets • Experts in corrosion engineering and pipeline metallurgy • High-quality manufacturer of cathodic protection systems	• A leading provider of highly-skilled labor on the US west coast downstream refining market • Brinderson has long-term maintenance contracts and strong customer relationships • Schultz provides skilled building trade labor
BEST-IN-CLASS SAFETY	2015 • TRIR: 0.86 (national average: 3.5) • LTIR: 0.30 (national average: 2.1)	2015 • TRIR: 0.49 (national average: 3.5) • LTIR: 0.00 (national average: 1.74)	2015 • TRIR: 0.37 (national average: 1.7) • LTIR: 0.03 (national average: 1.5)
LEADING TECHNOLOGIES	• Insituform® CIPP; InsituMain®; InsituGuard®; iPlus® • Tyfo®; Fibrwrap® • Fusible PVC®	• Tite Liner® • ID, OD and custom coating, concrete weight coating and insulation • Internal robotic field joint coating • Field services • Corrpower®; Green Rectifier®	• DelayTrak™ & TimeTrak™ for measuring productivity and project controls
VERTICALLY INTEGRATED	• Engineering • A large and high-quality CIPP manufacturer • Crew-based installer	• Engineering • Design • Installation/application/testing	• Engineering, procurement, fabrication, construction and mechanical maintenance

TRIR=Total Recordable Incident Rate
LTIR= Lost Time Incident Rate

AEGION®

Aegion's strategic actions keyed to core competencies

Strategic Actions

1971 to Present	1991	2009 to 2011	2011	2013 to 2015	2016
Municipal water & wastewater pipeline rehabilitation	*Oil, gas and mining pipeline protection*	*Oil, gas and mining pipeline protection*	*Pressure pipe and structure rehabilitation*	*Facility maintenance*	*Municipal pressure pipe*
Market leader using the Insituform® cured-in-place pipe technology introduced in 1971	A leading provider of the Tite Liner® high density polyethylene liners to protect pipelines from highly corrosive and abrasive flows	Expanded capabilities with: • Midstream cathodic protection and corrosion engineering • Upstream base epoxy and insulation coatings • Upstream and midstream interior and exterior field applied coatings	A market leading Tyfo®/Fibrwrap® fiber reinforced polymer technology, which rehabilitates and strengthens large diameter pressure pipes, commercial structures, bridges and other infrastructure	A leading provider of maintenance and turnaround services in the US west coast downstream market as well as a source of recurring revenues	A market leading Fusible PVC® technology, which adds to Aegion's municipal pressure pipe portfolio with Insituform® and Tyfo®/Fibrwrap®

Insituform core competencies supported diversification and guide current M&A strategy

Vertically Integrated → Mobile Operations → Innovative Technologies → Turn Key Solutions

Aegion has been proactive during times of significant market changes

2011

North American municipal wastewater CIPP pipeline rehab

US Federal Stimulus funding ended in 2011 resulting in a significant market contraction

Infrastructure Solutions

- Investments made to improve project management, cost estimation, market intelligence and crew utilization

Operating Income ($M)
NA Water & Wastewater CIPP



1.2
1.0
0.8
0.6
0.4
0.2
0.0
Index to 2009
2009 2010 2011 2012 2013 2014 2015

Operating income is before corporate expense allocation

2010-Current

US Gulf Coast oil & gas pipe coating & insulation

BP spill halted offshore drilling for several years

Corrosion Protection

Pipe coating facility in Louisiana

- Formed a joint venture with Wasco Energy in 2012 to provide insulation pipe coatings for the deep water market

- Experience in insulation coating and development with a material supplier of an innovative new deep water insulation technology resulted in the large Shell Appomattox contract award in late 2015

2014

International wastewater CIPP rehab
US Gulf Coast pipe coating facility

Inconsistent bid table for contract operations in several international CIPP markets

Infrastructure Solutions
Corrosion Protection

- Ended contracting activities in six international markets in favor of a CIPP product sale strategy
- Reduced fixed costs at pipe coating facility in Louisiana within Corrosion Protection
- Annual cost savings of $10.8 million, or $0.20 per diluted share

- Eliminated losses and poor performance, which improved Infrastructure Solutions profitability and returns
- Lowered break-even revenue requirement for Aegion's pipe coating facility in Louisiana

2016

Upstream repositioning and cost reduction

Dramatic decline in oil prices during 2015 and Aegion's belief prices will remain low for sometime

Corrosion Protection
Energy Services

- Sold Corrosion Protection's 51% in Canadian pipe coating JV on February 1, 2016
- Downsized Energy Services' upstream operations in Central California
- Expect company-wide cost reductions of $15 to $16 million, mostly in 2016

- Reduced upstream revenue exposure by approximately $100 million, from 17% of revenues in 2014 to approximately 7% expected in 2016
- Current upstream technologies and services are differentiated and mostly mobile crew-based operations able to participate when the oil markets eventually recover

CIPP=cured-in-place pipe method to rehabilitate wastewater pipelines

AEGION

Expected contributions from Shell Appomattox drives the outlook for 2016 full year adjusted EPS to be largely in line with the result in 2015

Full Year 2016 Outlook

Infrastructure Solutions

Expect low single digit organic revenue and operating income growth, excluding contribution from Underground Solutions

Corrosion Protection

Expect revenues and operating income to be in line with 2015 results including the expected fourth quarter start of a large deepwater pipe coating and insulation contract

Energy Services

Revenues expected to decline to approximately $250 million primarily due to upstream downsizing, while operating margin percentage is expected to remain at 2015 levels in the second half of 2016 as a result of cost reduction efforts

Full year outlook is achievable based on the expected strength in the second half of 2016

First half 2016

- Challenging first half because of the upstream energy markets
- Additional short term challenges have emerged in the second quarter:
  - Forest fires in Western Canada and flooding in parts of the US
  - Costs to complete lump sum upstream contracts as part of the downsizing of Energy Services' operations in Central California
  - Lack of large diameter pressure pipe projects for Tyfo®/Fibrwrap®
  - These factors are estimated to impact second quarter earnings by approximately 10 cents per share

Second half 2016

- Seasonally the strongest period of the year across the company
- Expect contributions from the Shell Appomattox contract to largely offset challenges in the upstream energy markets
  - Preparations remain on schedule to begin pipe coating and insulation production in the fourth quarter
- Realize most of the anticipated $15 to $16 million in cost reductions from the restructuring

Expect the positive factors in the second half to largely offset the additional challenges in the second quarter

AEGION®

Aegion expects to substantially complete the 2016 Restructuring in Q2'16

Aegion Actions

End of Q2'16 **Downsize Energy Services' upstream operations**

Complete existing contracts in Central California

Completed **Sold 51% equity stake in Canadian JV**

Sold interest in BPPC to joint venture partner, MFRI, Inc., for approximately US $9.6 million on 2/1/16

End of Q2'16 **Right-size Corrosion Protection's operations**

Increased headcount reductions to compete more effectively in a challenging NA energy market

End of Q2'16 **Reduce corporate and other operating costs**

Complete cost reductions across the Company

Cost Reductions to Date and Objective

- Estimated $3.5 million reduction during Q1'16
- Objective is to reduce annual costs by $15 to $16 million

Note: A significant portion of the reductions will be in cost of sales

Pre-tax Charges

Q1'16

- $9.7 million related to severance and benefit related costs, lease terminations, relocation costs and other restructuring costs

Total Expected Charges

- $11 to $13 million, above the initial range of $7 to $9 million due to:
  - Longer required time to complete existing contracts and projects in Central California
  - Additional headcount reductions in certain operations within Corrosion Protection

Current expectation is to substantially complete the 2016 Restructuring in Q2'16

AEGION

Aegion rebalanced earnings profile in light of persistent low oil prices

2014

Percent of revenues

Before impact from low oil prices


2% Mining
16% Downstream
46% Not Related to Oil & Gas
19% Midstream
17% Upstream
Impacted by depressed oil prices

2016 EXPECTATION

Percent of revenues


2% Mining
19% Downstream
53% Not Related to Oil & Gas
19% Midstream
7% Upstream
Actions taken in late 2015 and early 2016 reduce upstream revenues by approximately $100 million

Approximately 60% of consolidated revenues typically come from recurring sources

AEGION

Attractive opportunities exist in two core markets for growth







1

Urban Infrastructure

Expand Infrastructure Solutions’ presence in the growing trenchless pressure pipe market by building a diversified portfolio of technologies to offer customers a broad set of rehabilitation solutions

2

Oil & Gas Midstream Pipelines

Create an asset integrity program to enhance the methods and formats used to exchange valuable information with customers within the midstream market for Corrosion Protection and potentially across the Company

Infrastructure Solutions expands in the pressure pipe rehabilitation market

Insituform ® CIPP Tyfo®/Fibrwrap®
Fusible PVC®
(Underground Solutions)

Markets

Global municipal water, wastewater, and industrial pipelines, commercial buildings and other infrastructure in North America, Asia-Pacific and Europe

Services

Wastewater pipeline rehabilitation, pressure pipe rehabilitation and strengthening, seismic protection, building change of use, structural strengthening for aging bridges and waterfront rehabilitation and storm surge

PLATFORM STRENGTHS

Strategic Initiatives

Maintain market leadership position in North America wastewater pipeline rehabilitation market; improve productivity; enhance go-to-market strategies; and expand technology offerings and channels to market in the pressure pipe rehabilitation market

Market Strengths

- Leading brands with cured-in-place pipe (CIPP), fiber-reinforced polymers (FRP) and PVC pipe technologies
- Favorable market in North America wastewater pipeline for trenchless rehabilitation; international opportunities to supply high-quality products
- Diverse portfolio of solutions for the pressure pipe market in both municipal and industrial sectors

Operational Strengths

- Superior manufacturing of high-quality products
- Experienced crew-based installation capabilities
- Strong performance culture focused on improving execution

AEGION

Underground Solutions' patented trenchless technology effectively rehabilitates pressure pipe

Underground Solutions®



Fusible PVC® Pipe

Fusible PVC® pipe is backed by **patented technologies** for the manufacturing and field pipe joining of PVC pipe for pressure and non-pressure applications, primarily in North America

Value Proposition

- **Low profile** restrained joint
- **Fusible PVC® requires less pipe volume and weight** compared to high-density polyethylene (HDPE) alternative
- Connections with Fusible PVC® can be easily accomplished with industry standard couplings and fittings

Business Model

Provides PVC pipe and pipe fusion technical services

- Outsource manufacturing of the **patented formulation of the PVC material** and contract installation of the fused PVC solution
- **Proprietary pipe fusion** is typically self-performed
- Unique **channel to market** through engineering expertise

Acquisition Economics

Aegion acquired Underground Solutions on February 18, 2016

Purchase Price

- $85 million
- $5.3 million for estimated tax benefit of net operating loss carry forwards

2016 Expectations

Contribution to be accretive to EPS

- Approximately $50 million in revenues
- Gross margins of 40%+
- >10% operating margins[1]

Aegion Portfolio Enhancement

Approximately $90 million in expected 2016 revenues in pressure pipe market for Insituform® CIPP, Tyfo®/Fibrwrap® and Fusible PVC® technologies

[1] includes a preliminary estimate for amortization of purchased intangibles

AEGION®

Underground Solutions expands Aegion's presence in the North American pressure pipe market

Over $1 billion market for water pressure pipe trenchless solutions

2015-2019 estimated growth CAGR of mid to high single digits



22%
Pipe Bursting
47%
Other
20%
Spray-on
11%
CIPP

CIPP = cured-in-place pipe

Other category includes fiber-reinforced polymers, fold/form, slip lining, upsizing and horizontal directional drilling (HDD)

Sources: Global Water Intelligence (2015 and 2011), BCC Research

Primary Market Segments

Fusible PVC®

Pipe bursting, slip lining and HDD

Insituform® CIPP

Cured-in-place pipe

Tyfo®/Fibrwrap®

Fiber-reinforced polymers

Tite Liner®

High-density Polyethylene

Underground Solutions provides its patented PVC pipe and performs pipe fusion in most cases

Tite Liner® is a lining technology in Aegion's Corrosion Protection platform used mostly to protect pipelines carrying highly corrosive and abrasive flows in oil, gas and mining markets

AEGION

EPA consent decree mandates account for a significant portion of the annual spend in the U.S. municipal wastewater CIPP market

United States Consent Decree Locations



CANADA
Washington
Oregon
California
San Diego
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Dallas
San Antonio
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Lake Superior
Lake Michigan
Lake Huron
Michigan
Chicago
Illinois
Indiana
Ohio
Kentucky
Tennessee
Miss.
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Philadelphia
Washington, D.C.
Maine
Alaska
Hawaii
MEXICO
Sonora
Chihuahua
Coahuila
Durango

Infrastructure Solutions active in many of the higher spend markets

Key:

Available CIPP Bid Opportunities Since 2012 (consent decree locations):

- $23,000,000.00 to $159,200,000.00
- $17,000,000.00 to $22,999,999.00
- $8,000,000.00 to $16,999,999.00
- $5,100,000.00 to $7,999,999.00
- $3,000,000.00 to $5,099,999.00
- $2,000,000.00 to $2,999,999.00
- $500,000.00 to $1,999,999.00
- $0.00 to $499,999.00

U.S. EPA Consent Decree Locations

AEGION

Corrosion Protection focus is on long-term integrity of customer assets

Corrpro® Bayou®

Aegion Coating Services™

Tite Liner®
(United Pipeline Systems®)

Markets

Oil, gas and mining pipelines, storage tanks and other structures

Services

Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

PLATFORM STRENGTHS

Strategic Initiatives

- Use scale and expertise in corrosion engineering to assemble a broader suite of technologies and services to effectively manage the asset integrity of midstream pipelines
- Enhance platform technologies and go-to-market strategies to provide broader solutions to oil, gas and mining customers
- Target new markets over time with long-term pipeline infrastructure investment opportunities

Corrosion Protection Strengths

- Market-leading technologies and services as well as engineering expertise
- Leading pipeline protection technologies and services positioned in attractive longer-term end markets in North America, the Middle East and South America
  - Differentiated technologies and agile business model can do well when the oil markets eventually recover
- Leverage existing scale to possibly add other midstream pipeline services
- Opportunities for collaborative sales effort in all geographic markets

Corrosion Protection platform has market-leading pipe protection technologies


United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
Coating Services
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
Coating Services
EXTERNAL FIELD JOINT COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Bayou/Wasco
INSULATION COATING
Corrpro
CATHODIC PROTECTION

Pipe Linings

Products:
United Pipeline Systems® Tite Liner®, a high density polyethylene (HDPE) lining system

Advantage:
Proprietary and highly efficient installation methods

Geography:
North and South America, the Middle East, North Africa, Australia, South Africa

Competitors:
Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

MARKET DYNAMICS

Future recovery of oil, gas and mineral demand expected to drive investment and the need for linings to protect pipelines from highly corrosive and/or abrasive flows

Coating Services

Products:
Robotics technology for internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; External field coating solutions

Advantage:
Cost savings from fast and efficient patented offshore robotics technology

Geography:
North and South America, the Middle East

Competitors:
Fragmented market with many competitors

MARKET DYNAMICS

Future recovery of oil and gas demand expected to drive onshore and offshore pipeline development, which requires efficient corrosion prevention field coatings

Pipe Coatings

Products:
Bayou® FBE, 3-layer polyethylene, 3-layer polypropylene,
5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage:
Full service facilities in Louisiana

Geography:
U.S. Gulf Coast Region

Competitors:
Bredero Shaw and pipe mills producing small-diameter pipe

MARKET DYNAMICS

Several significant discoveries in the Gulf of Mexico provide a source of supply to meet future demand for oil

Corrosion Engineering

Products:
Corrpro® engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage:
Industry leader in corrosion prevention with significant scale

Geography:
North America, the Middle East, Europe

Competitors:
Numerous small companies or regional competitors

MARKET DYNAMICS

Global pipeline development/maintenance remains critical for customers

U.S. safety and environmental regulations should increase spending

AEGION®

Midstream pipeline infrastructure build out continued in 2015

US Total Installed Pipeline Miles with Total OpEx and CAPEX Spend



600,000
450,000
300,000
150,000
0
Total Miles
512,614
518,833
525,579
2013
2014
2015
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Total OpEx and CAPEX Spend ($M)
Crude, and Liquids
Gas Transmission
Gas Gathering
Total OpEx and Capex Spend

Source: PHMSA and Aegion analysis

	CAGR	% of Total
Crude, and Other Liquids	3.5%	39%
Gas Transmission	-0.3%	58%
Gas Gathering	2.5%	3%
Total Opex and Capex	16.1%	

- Lack of transportation infrastructure is a main growth driver
- Total installed capacity (excluding natural gas distribution lines) is ~526K miles
- Since 2012, new construction of transmission pipelines has grown at 1.3% per year – approximately 7K miles of pipe per year
- Over 65% of total miles comes from top midstream operations such as Kinder Morgan, Energy Transfer Partners and Enterprise Products Partners

Aegion expects the North America midstream market to modestly increase pipeline construction and maintenance spend in 2016

- Pipelines remain the most efficient method to transport hydrocarbons
  - New infrastructure is needed to transport product to market
- However, persistent low oil prices increase risk of project delays and possible cancellation of new pipeline construction activities

Corrosion Protection is well positioned given its scale and expertise in corrosion engineering and cathodic protection systems

AEGION

AIM expected to enhance Corrosion Protection's services to customers

Corrosion Protection collects valuable data related to pipeline corrosion integrity



Asset Integrity Management (AIM)

Raising the bar

- New ways to remotely collect data and insure the accuracy of pipeline close interval surveys
- Modernize asset data repository
- Build geospatial interface using mapping software
- Create robust system architecture to support potential future pipeline asset management services

Future Deliverables

Better serve our customers' needs

- Geospatial mapping to report valuable content
- Interface with large customer GIS databases
- Data repository for smaller customers
- Assist with customer regulatory compliance



Corrosion Protections' scale and expertise provide the means to develop a robust AIM program

AEGION

Energy Services provides high-quality maintenance services with industry leading safety programs

Brinderson® Schultz™

Markets

North American downstream refining and upstream oil & gas production

Services

Civil, structural, mechanical, electrical and instrumentation maintenance and small capital construction utilizing cost saving productivity tools

PLATFORM STRENGTHS

Strategic Initiatives

- Leverage strong customer relationships to increase turnaround activities in the West Coast refining market
- Over the next few years, successfully transition current and potential new contract services in California to Energy Services' building trade union (Schultz) as downstream customers comply with State statutory mandate
- Improve operating efficiencies in managing a large work force of high-skilled labor

Energy Services Strengths

- High-quality maintenance and small capital construction services; utilizes productivity improvement tools to optimize customer expenditures
- Best-in-class safety culture
- Experienced leaders with industry knowledge, expertise and strong customer relationships focused on improving facility productivity
- Increases Aegion's sources of recurring revenues through long-term maintenance contracts

Energy Services transformed into a successful maintenance service provider

REFINING: Consumer demand and favorable spreads drive activity


Refinery Locations

- Fixed number of refineries drives capacity utilization over 90%, on average
- Favorable price spreads increase demand for refined petroleum products exports
- Aging infrastructure requires maintenance, engineering and construction support
- California ranks fourth nationally in crude oil production and third in refining capacity

Energy Services successfully transitioned to maintenance services

Percentage of revenues


Turnaround
Maintenance
Engineering
Construction
2008
2009
2010
2011
2012
2013
2014
2015

- Successfully grown downstream presence to become the leading maintenance provider on the West Coast
- Master service agreements grew from seven in 2008 to 60 in 2015
- Proportion of revenues from reimbursable cost is > 95%
- Expanding turnaround maintenance services to meet demand

AEGION

Aegion generates substantial cash flow from operating activities



Cash Flow from Operating Activities ($M)
$42
$60
$53
$22
$111
$88
$82
$132
$142
2008
2009
2010
2011
2012
2013
2014
2015
2016 TTM (3/31)



Cash Flow from Operating Activities as a Percent of non-GAAP Net Income
181%
87%
82%
204%
171%
157%
280%
276%
304%
2009
2010
2011
2012
2013
2014
2015
Peer Average
2016 TTM (3/31)



Free Cash Flow per Diluted Share
(LTM as of the most recent reporting period as of March 31, 2016)
Peer Average(1) = $2.28/share
$(0.9)
$(0.8)
$(0.3)
$-
$0.1
$0.1
$0.4
$0.6
$1.1
$2.4
$2.5
$2.5
$2.6
$2.9
$3.4
$3.5
$3.8
Layne
Primoris
Matrix
WASEONG
Pure Tech
Team
Willbros
Mueller Water
Wood Group
Jacobs
MasTec
Tetra Tech
Quanta
Aegion
EMCOR
ShawCor
AECOM

Source: Company filings and S&P Capital IQ

[1] Peer average excludes Aegion and is market cap weighted

For Aegion:

- As of March 31, 2016, trailing 12 month operating and free cash flow includes $14 million of cash restructuring charges
- 2009 to 2013 restated for discontinued operations

AEGION

Record cash balance at year-end 2015 helped to fund the Underground Solutions acquisition

Aegion Sources/Uses of Cash



$212
$10.1
$4.4
$34.0
$16.3
$85.7
$4.6
$4.1
$2.0
$128
In USD Millions
December 31, 2015
CAPEX
Term Debt
Line of Credit
Share Buybacks
Acquisitions
Divestitures
Other
Operating Cash Flow
March 31, 2016

Typical use of cash because of reduced activity during the winter months

First Quarter 2016

Cash flow from operating activities

- A $2 million use of cash compared to a $12 million use in Q1'15
- Receivables were a strong source of cash because of a focused effort to improve cash collections
  - DSOs declined by 10 days over the prior year quarter to 84 days
  - Excludes certain receipts for the Appomattox contract
- Payables were higher due to vendor invoices supporting stronger revenues from Q4'15

Cash flow from investing activities

- On 2/18/16, Aegion acquired Underground Solutions for $85 million plus $5.3 million for the estimated value of tax benefits associated with existing net operating loss carry forwards
  - Record cash at 12/31/15 funded approximately $60 million of the purchase price with the remainder funded by the line of credit
- CAPEX was $6 million higher than the prior year
  - $5 million of the increase was for construction of the advanced coating plant in Louisiana for the Appomattox contract
- Net proceeds of USD $4.6 million on 2/1/16 for the sale of the Company's 51% interest in a Canadian pipe coating JV

Cash flow from financing activities

- Repurchased approximately 911,000 shares for $16.3 million, including repurchases associated with the Company's equity plans
  - Completed the prior $20 million authorization during April 2016 and began a new $20 million authorization

AEGION

Appendix

First quarter 2016 operating results were in line with expectations

Consolidated

Revenues
$293.9M (-4.9%)
Fx translation impact: -$5.6M

Adjusted Operating Income
$7.7M (-25.5%)
Fx translation impact: N/M

Adjusted EPS
$0.12 (-7.7%)
Fx translation impact: N/M

	INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
Primary Markets	Municipal Water, Wastewater, Industrial Pipelines	Oil, Gas, Mining Pipelines	Refineries, Petrochemical, Upstream Facilities, Water Treatment Plants, Industrial Facilities
Revenues	$125.8 million +$3.3M, or +2.7% Fx Translation Impact: -$1.8M 2014 Restructured Mkts: -$2.1M	$92.5 million -$9.3M, or -9.1% Fx Translation Impact: -$3.8M	$75.7 million -$9.3M, or -10.9%
Adjusted Operating Income	$10.0 million +22.7% Fx Translation Impact: N/M	$(2.9) million -$3.4 million Fx Translation Impact: N/M	$0.6 million -64.4%
Adjusted Operating Margin	8.0% +130 bps	(3.2)% -370 bps	0.8% -110 bps

Reconciliation of non-GAAP adjusted results are on the subsequent pages of this Appendix
N/M= Not Material

AEGION

Solid gross margin results based on improving execution in a continued challenging market environment

First Quarter Adjusted Gross Margins Performance

Infrastructure Solutions



23.4%
24.6%
+120 bps
Q1'15
Q1'16

Improved execution primarily in North American CIPP

- Strong performance in North American CIPP market with over 20% increase in gross profit and 300 bps expansion in margins
- Underground Solutions contributed $2.6 million in adjusted gross profit at margins > 40%, as expected

Corrosion Protection



20.5%
18.6%
-190 bps
Q1'15
Q1'16

More challenging upstream market offset improved execution

- Canadian market was particularly hard hit by the current energy market environment
- Margins improved in the US from better labor utilization primarily associated with midstream market activity

Energy Services



11.5%
9.9%
-160 bps
Q1'15
Q1'16

Higher costs to complete upstream contracts and turnaround activity

- Reduction in margins for the upstream market because of higher costs to complete existing contracts related to downsizing activities
- Unexpected cost overruns on certain lump-sum construction projects
- Additional start up costs were needed to successfully complete turnaround activities

AEGION

2016 first quarter non-GAAP reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges [1]	Acquisition-Related Expenses [2]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 239,494	$ (35)	$ (1,209)	$ 238,250
Gross Profit	54,414	35	1,209	55,658
Operating Expenses	50,725	(2,730)	-	47,995
Acquisition-Related Expenses	1,031	-	(1,031)	-
Restructuring Charges	6,797	(6,797)	-	-
Operating Income (loss)	(4,139)	9,562	2,240	7,663
Interest Expense	(3,615)	-	-	(3,615)
Other Income/(Expense)	(973)	-	-	(973)
Income (Loss) before Taxes	(8,695)	9,562	2,240	3,107
Taxes (Benefit) on Income (Loss)	(4,746)	3,084	609	(1,053)
Net Income (Loss) (attributable to Aegion Corporation)	$ (3,792)	$ 6,478	$ 1,631	$ 4,317
Diluted Earnings (Loss) per Share	**$ (0.11)**	**$ 0.18**	**$ 0.05**	**$ 0.12**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $35 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $2,730 related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring charges of $6,797 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $1,209 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $1,031 incurred in connection with the Company's acquisition of Underground Solutions and other potential acquisition activity pursued by the Company during the period.

2015 first quarter non-GAAP reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges [1]	Acquisition-Related Expenses [2]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 249,976	$ (14)	$ -	$ 249,962
Gross Profit	59,190	14	-	59,204
Operating Expenses	49,084	(163)	-	48,921
Acquisition-Related Expenses	323	-	(323)	-
Restructuring Charges	658	(658)	-	-
Operating Income	9,125	835	323	10,283
Interest Expense	(3,232)	42	-	(3,190)
Other Income/(Expense)	(2,779)	2,661	-	(118)
Income before Taxes	3,240	3,538	323	7,101
Taxes on Income	1,868	265	128	2,261
Net Income (attributable to Aegion Corporation)	$ 1,359	$ 3,273	$ 195	$ 4,827
Diluted Earnings per Share	**$ 0.04**	**$ 0.09**	**$ -**	**$ 0.13**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $14 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $163 related to allowance for bad debts and other restructuring-related charges; (iii) pre-tax restructuring charges of $658 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,703 related primarily to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors and other potential acquisition activity pursued by the Company during the period.

AEGION

Infrastructure Solutions first quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 125,762	$ -	$ 125,762	$ 122,473	$ -	$ 122,473
Cost of Revenues	96,018	(1,244)	94,774	93,858	(14)	93,844
Gross Profit	29,744	1,244	30,988	28,615	14	28,629
Operating Expenses	20,926	41	20,967	20,625	(163)	20,462
Acquisition-Related Expenses	1,031	(1,031)	-	-	-	-
Restructuring Charges	1,979	(1,979)	-	658	(658)	-
Operating Income	$ 5,808	$ 4,213	$ 10,021	$ 7,332	$ 835	$ 8,167

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION

Corrosion Protection first quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 92,446	$ -	$ 92,446	$ 101,743	$ -	$ 101,743
Cost of Revenues	75,247	-	75,247	80,914	-	80,914
Gross Profit	17,199	-	17,199	20,829	-	20,829
Operating Expenses	20,449	(317)	20,132	20,329	-	20,329
Restructuring Charges	2,420	(2,420)	-	-	-	-
Operating Income (Loss)	$ (5,670)	$ 2,737	$ (2,933)	$ 500	$ -	$ 500

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

AEGION

Energy Services first quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 75,700	$ -	$ 75,700	$ 84,950	$ -	$ 84,950
Cost of Revenues	68,229	-	68,229	75,204	-	75,204
Gross Profit	7,471	-	7,471	9,746	-	9,746
Operating Expenses	9,350	(2,454)	6,896	8,130	-	8,130
Acquisition-Related Expenses	-	-	-	323	(323)	-
Restructuring Charges	2,398	(2,398)	-	-	-	-
Operating Income (Loss)	$ (4,277)	$ 4,852	$ 575	$ 1,293	$ 323	$ 1,616

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors.

AEGION